                                   EXHIBIT 21
                         SUBSIDIARIES OF THE REGISTRANT


AHI (Texas) Healthcare Systems, Inc., a CA corporation
AHI Arizona Healthcare Systems, Inc., an AZ corporation
AHI Arizona Holdings, Inc., an AZ corporation
AHI Atlanta Healthcare Systems, Inc., a GA corporation
AHI Downey Healthcare Systems Management, Inc., a CA
    corporation
AHI Florida Healthcare Systems, Inc., a FL corporation
AHI Florida Holdings, Inc., a FL corporation
AHI Gardena Healthcare Systems Management, Inc., a CA
    corporation
AHI Georgia Healthcare Management, Inc., a GA
    corporation
AHI Georgia Healthcare Systems, Inc., a GA corporation
AHI Georgia Holdings, Inc., a GA corporation
AHI Healthcare Systems, Inc., a DE corporation
AHI Kentucky Healthcare Systems, Inc., a KY corporation
AHI LAMN Healthcare Systems Management, Inc., a CA
    corporation
AHI Louisiana Healthcare Systems, Inc., a LA corporation
AHI South Florida Healthcare Systems, Inc., a FL corporation
AHI St. Francis Care Healthcare Systems Management, Inc., a CA corporation AHI Tennessee Healthcare Systems, Inc., a TN corporation
AHI Whittier Healthcare Systems Management, Inc., a CA corporation
Arizona Managed Care Physicians IPA, Inc., an AZ corporation
Family and Senior Care, Inc., a DE corporation
Family First Medical Centers, Inc., a FL corporation
Foundation Health Medical Services, a CA corporation
FPA-Gonzaba Management Services Organization, Inc., a TX corporation
FPA Acquisition Corporation, a FL corporation
FPA Family Pharmacy, Inc., a FL corporation
FPA Medical Management of Arizona, Inc., an AZ corporation
FPA Medical Management of California, Inc., a DE corporation
FPA Medical Management of Michigan, Inc. dba QualNet of Michigan, a MI
     corporation
FPA Medical Management of South Carolina, Inc., a DE corporation
Health Services Alliance, Inc., a CA corporation
OPSU, Inc. dba Gonzaba Surgical Center (GSC), a TX corporation
Physicians First, Inc., a DE corporation
Physicians Medical Group of Florida, Inc., a FL corporation
PrimeCare, Inc., a NJ corporation
Sterling Anesthesia, Inc., a FL corporation
Sterling Billing Services Corp., a FL corporation
Sterling Healthcare Group, Inc., a FL corporation
Sterling Medical Group of Florida, Inc., a FL corporation
Sterling Medical Group of Michigan, Inc., a FL corporation
Sterling Medical Group, Inc., a FL corporation
Sterling Mednet Administrative Services, Inc., a TX corporation
Sterling Mednet Emergency Services, Inc., a TX corporation
Sterling Miami, Inc., a FL corporation
Sterling Physician Services of America, Inc., a FL corporation
Sterling Physicians Group of Texas, Inc., a TX corporation
Sterling Professional Emergency Physicians, LLC, a MD corporation
Sterling Real Property Melbourne, Inc., a FL corporation
Sterling Regional Emergency Services, Inc., a FL corporation
Sterling Sub Texas, Inc., a TX corporation